Supplement to the currently effective Statements of Additional Information for the listed Fund:

DWS Large Company Growth Fund

--------------------------------------------------------------------------------

The following information supplements the relevant portions of the "Management of the Fund" section of the above mentioned Fund's current Statements of Additional Information.

Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund, as well as in all DWS Funds as a group (i.e., those funds advised by DeAM or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2007.


 Name of                           Dollar Range of         Dollar Range of All
 Portfolio Manager                Fund Shares Owned       DWS Fund Shares Owned
 -----------------                -----------------       ---------------------

 Brendan O'Neill                        None                $50,001 - $100,000



               Please Retain This Supplement for Future Reference



February 6, 2008